UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2006
TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32504	20-2311383
(State or other jurisdiction of incorporation)	(Commission file number)	( I.R.S. employer identification no.)

Two Westbrook Corporate Center
Suite 1070
Westchester, IL	60154
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit List
Consent of KPMG LLP
Financial Statements
Pro Forma Financial Information

ITEM 2.01 Completion of Acquisition or Disposition of Assets
On March 2, 2006‘ TreeHouse Foods, Inc., a Delaware corporation (“TreeHouse”), filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K with respect to its agreement to purchase certain real estate, equipment, machinery, inventory, raw materials, intellectual property and other assets that are primarily related to the Del Monte Foods Company (“Seller”) (1) private label soup business, referred to as Del Monte Corporate Brands, (2) infant feeding business conducted under the brand name Nature’s Goodness®, and (3) the food service soup business (hereinafter collectively referred to as the “Soup and Infant Feeding Business”), and to assume certain liabilities to the extent related thereto. On April 24, 2006, the Soup and Infant Feeding Business acquisition was completed by TreeHouse. This Form 8-K/A provides the financial information required under Item 9.0 1(a) and (b) of this Current Report.
TreeHouse paid an aggregate cash purchase price of $272.1 million for the Soup and Infant Feeding Business, including an adjustment for working capital. The transaction was financed through borrowings under TreeHouse’s existing $400 million credit facility and available cash balances.
The Businesses’ assets include a manufacturing facility in Pittsburgh, Pennsylvania, manufacturing assets located at the Seller’s Mendota, Illinois facility (ownership of which facility has been retained by the Seller and co-occupied by TreeHouse under a long-term leasing arrangement) and certain other assets as outlined in the purchase agreement. In connection with TreeHouse’s acquisition of the Soup and Infant Feeding Business, TreeHouse and Seller entered enter into transition services, facilities sharing, co-pack and other ancillary arrangements pursuant to the Agreement.
A copy of the Agreement was attached to the March Form 8-K filing as Exhibit 2.1 and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits
(a)	Financial statements of businesses acquired.

The following financial statements of the Soup and Infant Feeding Business are being filed with this report as Exhibit 99.1:
•	Audited combined financial statements for the fiscal years ended May 1, 2005 and May 2, 2004;

•	Unaudited condensed combined financial statements for the nine-month interim periods ended January 29, 2006 and January 30, 2005
(b)	Pro forma financial information.

The following pro forma financial information is being filed with this report as Exhibit 99.2:
•	Unaudited Pro Forma Balance Sheet as of March 31, 2006;

•	Unaudited Pro Forma Statements of Income for the twelve months ended December 31, 2005 and for the three months ended March 31, 2006;

•	Notes to unaudited pro forma financial statements
(c)	Exhibits

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Exhibit	Description

23.1	Consent of KPMG LLP, Independent Auditors

99.1	Financial Statements listed in Item 9.0 1(a)

	•	Del Monte Foods Company Soup and Infant Feeding Businesses Combined Financial Statements for the years ended May 1, 2005 and May 2, 2004

	•	Del Monte Foods Company Soup and Infant Feeding Businesses Condensed Combined Financial Statements for the nine months ended January 29, 2006 and January 30, 2005

99.2	Pro Forma Financial Information listed in Item 9.01(b)

	•	Unaudited Pro Forma Balance Sheet as of March 31, 2006

	•	Unaudited Pro Forma Income Statement for the year ended December 31, 2005

	•	Unaudited Pro Forma Income Statement for the three-month period ended March 31, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

TreeHouse Foods, Inc.

	By:	/s/ Dennis F. Riordan

Name: Dennis F. Riordan
Date: June 30, 2006	Senior Vice President and Chief Financial Officer authorized to sign on behalf of the registrant

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Exhibit List

Exhibit	Description

23.1	Consent of KPMG LLP, Independent Auditors

99.1	Financial Statements listed in Item 9.0 1(a)

	•	Del Monte Foods Company Soup and Infant Feeding Businesses Combined Financial Statements for the years ended May 1, 2005 and May 2, 2004

	•	Del Monte Foods Company Soup and Infant Feeding Businesses Condensed Combined Financial Statements for the nine months ended January 29, 2006 and January 30, 2005

99.2	Pro Forma Financial Information listed in Item 9.01(b)

	•	Unaudited Pro Forma Balance Sheet as of March 31, 2006

	•	Unaudited Pro Forma Income Statement for the year ended December 31, 2005

	•	Unaudited Pro Forma Income Statement for the three-month period ended March 31, 2006

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